SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700

Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Item 7.                    Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

99.1	Press Release issued October 14, 2003 regarding the third quarter 2003 results of Pogo Producing Company (the “Company”).

99.2	Unaudited Supplemental Financial Information regarding the Company’s third quarter 2003 results.

99.3	Unaudited Supplemental Operating Information regarding the Company’s third quarter 2003 results

Item 12.  Results of Operations and Financial Condition.

(1)                           On October 14, 2003, a press release was issued by the Company and also made available through the Company’s website at www.pogoproducing.com. The press release contains information concerning the Company’s unaudited financial and operating results for the quarter ended September 30, 2003. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 12 by reference.

(2)                           On October 14, 2003, certain unaudited supplemental financial and operating information concerning the Company’s results for the quarter ended September 30, 2003, were placed on the Company’s website at www.pogoproducing.com. A copy of the two supplemental schedules are included herein as Exhibits 99.2 and 99.3 and are incorporated in this Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: October 14, 2003	By:	/s / Gerald A. Morton
Name: Gerald A. Morton
Title: Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued October 14, 2003 regarding the third quarter 2003 results of the Company.

99.2	Unaudited Supplemental Financial Information regarding the Company’s third quarter 2003 results.

99.3	Unaudited Supplemental Operating Information regarding the Company’s third quarter 2003 results.